Q2 2022 EARNINGS SUPPLEMENT JULY 28, 2022

LEGAL DISCLAIMER This Earnings Supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial performance and growth of the Company, the Company’s ability to open stores in the development pipeline, and the Company’s ability to conduct future accretive and successful acquisitions and integrate acquired brands. Forward-looking statements reflect the Company’s expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic. These risks, uncertainties and contingencies are difficult to predict and beyond our control, and could cause our actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, including our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this Earnings Supplement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Earnings Supplement. 2

Q2 2022 HIGHLIGHTS 3 284% Sales Growth (1) Q2 2022 v Q2 2021 System-Wide 5.6% SSS Growth (2) Q2 2022 v Q2 2021 System-Wide 26 New Store Openings Q2 2022 (3) $102.8mm Total Revenue Q2 2022 $29.5mm Adj. EBITDA (4) Q2 2022 $553.4mm System-Wide Sales Q2 2022 (1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. (2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2022, the comparable store base does not include concepts acquired during fiscal 2021. (3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. (4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

Q2 2022 VS. Q2 2021 4 (1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. Royalties $6.2mm $21.7mm Q2 2021 Q2 2022 Systemwide Sales Revenue $8.3mm $102.8mm Q2 2021 Q2 2022 Adj. EBITDA (1) $2.1mm $29.5mm Q2 2021 Q2 2022 $144.0mm $553.4mm Q2 2021 Q2 2022

YTD Q2 2022 HIGHLIGHTS 5 314% Sales Growth (1) YTD Q2 2022 v YTD Q2 2021 System-Wide 10.2% SSS Growth (2) YTD Q2 2022 v YTD Q2 2021 System-Wide 62 New Store Openings YTD 2022 (3) $200.2mm Total Revenue YTD Q2 2022 $44.6mm Adj. EBITDA (4) YTD Q2 2022 $1,069.5mm System-Wide Sales YTD Q2 2022 (1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. (2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2022, the comparable store base does not include concepts acquired during fiscal 2021. (3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. (4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

YTD Q2 2022 VS. YTD Q2 2021 6 (1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. Royalties $11.1mm $42.6mm YTD Q2 2021 YTD Q2 2022 Systemwide Sales Revenue $14.9mm $200.2mm YTD Q2 2021 YTD Q2 2022 Adj. EBITDA (1) $3.2mm $44.6mm YTD Q2 2021 YTD Q2 2022 $258.6mm $1,069.5mm YTD Q2 2021 YTD Q2 2022

CONTINUED QUARTERLY IMPROVEMENTS 7 Royalties $4.9mm $6.2mm $13.7mm $17.9mm $20.9mm $21.7mm Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Systemwide Sales $114.5mm $144.0mm $349.8mm $436.0mm $504.9mm $553.4mm Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Revenue $6.6mm $8.3mm $29.8mm $74.2mm $97.4mm $102.8mm Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Adj. EBITDA (1) $1.1mm $2.1mm $7.2mm $10.4mm $15.1mm $29.5mm Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 (1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

$16,681 $17,624 $17,506 $16,678 $15,915 $18,950 $19,378 $18,886 $18,851 $20,499 Q1 Q2 Q3 Q4 2019 AWS 2021 AWS 2022 AWS AVERAGE WEEKLY SALES IMPROVEMENTS Average weekly sales in 2022 have continued to outperform over the same period in 2019 and 2021 (1) 8 (1) Represents average weekly sales for locations that report sales on a weekly basis for all brands currently in the FAT portfolio, assuming brands were owned for the full historical period. Average Weekly Sales (1)

2022 STRATEGIC FOCUS 9 Build-Out Organic Pipeline of New Stores And Grow Franchise Development Pipeline Continue to Integrate 2021 Acquisitions and Realize Synergies Rate & Re-Issue Securitized Debt = Substantial Savings Redeem $135mm of 8.25% Series B Preferred Stock Grow Factory Production to Utilize ~70% Excess Capacity Realize Purchasing Savings from ~$600mm in Purchasing Power

APPENDIX

DEFINITIONS “EBITDA,” a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”) and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted EBITDA,” a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted net loss,” a non-GAAP measure, defined as net loss plus the impact of adjustments and the tax effects of such adjustments. Adjusted net loss is presented because we believe it helps convey supplemental information to investors regarding our performance, excluding the impact of special items that affect the comparability of results in past quarters to expected results in future quarters. Adjusted net loss as presented may not be comparable to other similarly titled measures of other companies, and our presentation of adjusted net loss should not be construed as an inference that our future results will be unaffected by excluded or unusual items. Our management uses this non- GAAP financial measure to analyze changes in our underlying business from quarter to quarter based on comparable financial results. Reconciliations of net loss attributable to FAT Brands Inc. presented in accordance with GAAP to EBITDA, adjusted EBITDA and adjusted net loss are set forth in the Appendix. “Same-store sales growth” or “SSS” a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2022, the comparable store base does not include concepts acquired during fiscal 2021. “System-wide sales growth,” a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. I

CONSOLIDATED STATEMENT OF OPERATIONS

FAT Brands Inc. Consolidated Statements of Operations

	Thirteen Weeks Ended		Twenty-Six Weeks Ended	
	June 26, 2022	June 27, 2021	June 26, 2022	June 27, 2021
Revenue				
Royalties	$ 21,665	$ 6,161	$ 42,563	$ 11,057
Restaurant sales	60,044	234	118,121	234
Advertising fees	9,568	1,370	18,929	2,560
Factory revenues	8,570	—	16,749	—
Franchise fees	1,295	482	2,009	1,022
Management fees and other income	1,643	35	1,817	58
Total revenue	102,785	8,282	200,188	14,931
Costs and expenses				
General and administrative expense	20,841	5,097	45,437	9,624
Cost of restaurant and factory revenues	49,846	244	104,644	244
Depreciation and amortization	6,711	386	13,181	784
Refranchising loss (gain)	453	(856)	1,001	(429)
Acquisition costs	135	917	383	932
Advertising fees	11,596	1,367	21,853	2,560
Total costs and expenses	89,582	7,155	186,499	13,715
Income from operations	13,203	1,127	13,689	1,216
Other (expense) income, net				
Interest expense	(18,998)	(2,406)	(38,026)	(4,866)
Interest expense related to preferred shares	(4,715)	(264)	(6,714)	(552)
Net loss on extinguishment of debt	—	(6,405)	—	(6,405)
Other income, net	2,071	25	3,381	123
Total other (expense) income, net	(21,642)	(9,050)	(41,359)	(11,700)
Loss before income tax expense	(8,439)	(7,923)	(27,670)	(10,484)
Income tax (benefit) provision	(251)	(1,992)	4,273	(2,121)
Net loss	(8,188)	(5,931)	$ (31,943)	(8,363)
Less: Net loss attributable to noncontrolling interest	—	(5)	—	(5)
Net loss attributable to FAT Brands Inc.	$ (8,188)	$ (5,926)	$ (31,943)	$ (8,358)
Basic and diluted loss per common share	$ (0.50)	$ (0.48)	$ (1.95)	$ (0.69)
Basic and diluted weighted average shares outstanding	16,405,108	12,275,370	16,396,896	12,122,938
Cash dividends declared per common share	$ 0.13	$ 0.13	$ 0.26	$ 0.26

II

CONSOLIDATED EBITDA & ADJ. EBITDA RECONCILIATION IV FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation Thirteen Weeks Ended Twenty-Six Weeks Ended (in thousands) June 26, 2022 June 27, 2021 June 26, 2022 June 27, 2021 Net loss $ (8,188) $ (5,926) $ (31,943) $ (8,358) Interest expense, net 23,713 2,670 44,740 5,418 Income tax (benefit) provision (251) (1,992) 4,273 (2,121) Depreciation and amortization expense 6,711 386 13,181 784 EBITDA 21,985 (4,862) 30,251 (4,277) Provision for bad debts 239 23 423 23 Share-based compensation expenses 1,934 193 4,046 230 Non-cash lease expenses 457 271 741 312 Acquisition costs 134 917 383 932 Refranchising loss 453 (856) 1,001 (429) Litigation costs 4,308 — 7,264 — Severance — — 526 — Net loss on extinguishment of debt — 6,405 — 6,405 Net loss related to advertising fund deficit — — 10 — Adjusted EBITDA $ 29,510 $ 2,091 $ 44,645 $ 3,196

ADJUSTED NET LOSS RECONCILIATION V FAT Brands Inc. Adjusted Net Loss Reconciliation Thirteen Weeks Ended Twenty-Six Weeks Ended (in thousands, except share and per share data) June 26, 2022 June 27, 2021 June 26, 2022 June 27, 2021 Net loss $ (8,188) $ (5,926) $ (31,943) $ (8,358) Refranchising loss 453 (856) 1,001 (429) Acquisition costs 134 917 383 932 Litigation costs 4,308 — 7,264 — Severance — — 526 — Net loss on extinguishment of debt — 6,405 — 6,405 Tax adjustments, net 146 (1,626) (1,417) (1,398) Adjusted net loss $ (3,147) $ (1,086) $ (24,186) $ (2,848) Loss per basic and diluted share $ (0.50) $ (0.48) $ (1.95) $ (0.69) Adjusted loss per basic and diluted share $ (0.19) $ (0.09) $ (1.48) $ (0.23) Weighted average basic and diluted shares outstanding 16,405,108 12,275,370 16,396,896 12,122,938 (1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods

CONTACT INVESTOR RELATIONS: MEDIA RELATIONS: ICR MICHELLE MICHALSKI IR-FATBRANDS@ICRINC.COM 646-277-1224 FAT BRANDS ERIN MANDZIK EMANDZIK@FATBRANDS.COM 860-212-6509